UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2009

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 20, 2009, Apollo Gold Corporation, a Yukon Territory corporation (the “Company’), entered into an Amendment No. 2 to Amended and Restated Employment Agreement (the “Amendments”) with the following three executive officers: R. David Russell, President and Chief Executive Officer; Melvyn Williams, Chief Financial Officer and Senior Vice President – Finance and Corporate Development; and Richard F. Nanna, Senior Vice-President - Exploration (each an “Officer” and, collectively, the “Officers”).

The Amendments pertaining to the previously existing employment agreements for Mr. Nanna and Mr. Russell amended the definition of “change of control” contained in such employment agreements to the occurrence (within a single transaction or series of related transactions occurring within the same 12 month period) of a change in the identity of persons who individually or collectively hold rights to elect a majority of the members of the board of directors.  As defined in the previously existing employment agreements for Mr. Nanna and Mr. Russell, “change of control” was generally defined as a change in the beneficial ownership of 20% or more of the outstanding capital stock of the Company.  In addition, the Amendments amended the previously existing employment agreements of each of the Officers to (i) increase the minimum base salaries payable to the Officers as follows:  Mr. Russell’s minimum base salary was increased from $255,000 to $380,000; Mr. Williams’ minimum base salary was increased from $150,000 to $265,000; and Mr. Nanna’s minimum base salary was increased from $150,000 to $230,000 and (ii) delete the provisions in the previously existing employment agreements with the Officers that provided for the grossing up of all Federal and state taxes payable in connection with any severance payments.

All other terms of such Officers’ existing employment agreements remain unchanged.

The foregoing description may not contain all terms that are of interest.  For the complete text of the Amendments, please refer to each of the Amendments, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Amended and Restated Employment Agreement, dated March 20, 2009, between Apollo Gold Corporation and R. David Russell
10.2	Amendment No. 2 to Amended and Restated Employment Agreement, dated March 20, 2009, between Apollo Gold Corporation and Melvyn Williams
10.3	Amendment No. 2 to Amended and Restated Employment Agreement, dated March 20, 2009, between Apollo Gold Corporation and Richard F. Nanna

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GOLD CORPORATION

Date: March 23, 2009	By:	/s/ Melvyn Williams
Melvyn Williams
Senior Vice President - Finance and Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Amended and Restated Employment Agreement, dated March 20, 2009, between Apollo Gold Corporation and R. David Russell
10.2	Amendment No. 2 to Amended and Restated Employment Agreement, dated March 20, 2009, between Apollo Gold Corporation and Melvyn Williams
10.3	Amendment No. 2 to Amended and Restated Employment Agreement, dated March 20, 2009, between Apollo Gold Corporation and Richard F. Nanna